SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the Securities
Exchange Act of 1934
(Amendment No.    )


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            CPB INC.
         (Name of Registrant as Specified In Its Charter)

             (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x]  $125 per Exchange Act Rules 0-11c(1)(ii), 14a-6(i)(1),
     or 14a-6(j)(2).
[ ]  $500 per each party to the controversy pursuant to Exchange
     Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules
     14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies:

         ----------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ---------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------
     5)  Total fee paid:

         ----------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the

     Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:

         --------------------------------------------------------
     2)  Form, Schedule or Registration Statement No.:

         --------------------------------------------------------
     3)  Filing Party:

         --------------------------------------------------------
     4)  Date Filed:

         --------------------------------------------------------

                                                     CPB INC.
                                               220 South King Street
                                              Honolulu, Hawaii  96813
                                                  (808) 544-0500

                                     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                             TO BE HELD APRIL 23, 1996



TO THE SHAREHOLDERS OF CPB INC.:

         NOTICE IS HEREBY GIVEN that, pursuant to its Bylaws and the call of its Board of Directors, the Annual Meeting of Shareholders (the "Meeting") of CPB Inc. (the "Company") will be held on the third floor of the Central Pacific Plaza Building, 220 South King Street, Honolulu, Hawaii 96813, on Tuesday, April
23, 1996, at 10:00 a.m., Hawaii time, for the purpose of considering and voting upon the following matters:

         1. ELECTION OF DIRECTORS. To elect three persons to the Board of Directors for a term of three years and to serve until their successors are elected and qualified, as more fully described in the accompanying Proxy Statement.

         2.  RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
ACCOUNTANTS. To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent accountants for the fiscal year ending December 31, 1996.

         3. OTHER BUSINESS. To transact such other business as may properly come before the Meeting and at any and all adjournments thereof.

         Only those shareholders of record at the close of business on February 29, 1996 shall be entitled to notice of and to vote at the Meeting.

         SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY IN THE POSTAGE PREPAID ENVELOPE AS PROMPTLY AS POSSIBLE, WHETHER
OR NOT THEY PLAN TO ATTEND THE MEETING IN PERSON.  SHAREHOLDERS
WHO ATTEND THE MEETING MAY WITHDRAW THEIR PROXY AND VOTE IN
PERSON IF THEY WISH TO DO SO.

                                           By order of the Board of
                                           Directors

                                           (signed)
                                           AUSTIN Y. IMAMURA
                                           Vice President and Secretary

Dated:  March 25, 1996

                                                     CPB INC.
                                               220 South King Street
                                              Honolulu, Hawaii  96813
                                                  (808) 544-0500

                                                  PROXY STATEMENT

                                          ANNUAL MEETING OF SHAREHOLDERS
                                                  April 23, 1996


                                                   INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies ("Proxies") by the Board of Directors of CPB Inc. (the "Company") for use at the Annual Meeting of Shareholders (the "Meeting") of the Company to be held on the third floor of the Central Pacific Plaza Building, 220 South King Street, Honolulu, Hawaii 96813, on Tuesday, April 23, 1996, at 10:00 a.m., Hawaii time, and at any and all adjournments thereof. This Proxy Statement and accompanying Notice will be mailed to shareholders on or about March 25, 1996.

Matters to be Considered

         The matters to be considered and voted upon at the Meeting will be:

         1. ELECTION OF DIRECTORS. To elect three persons to the Board of Directors for a term of three years and to serve until their successors are elected and qualified.

         2.  RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
ACCOUNTANTS. To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent accountants for the fiscal year ending December 31, 1996.

         3. OTHER BUSINESS. To transact such other business as may properly come before the Meeting and at any and all adjournments thereof.

Voting and Revocability of Proxies

         A Proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed Proxy bearing a later date. It may also be revoked by attendance at the Meeting and election to vote in person thereat. Subject to such revocation, all shares represented by a properly executed
Proxy received in time for the Meeting will be voted by the Proxy Holders in accordance with the instructions on the Proxy. If no instructions are specified with respect to matters to be acted upon, the shares represented by the Proxy will be voted "FOR" the election of all nominees as directors and "FOR" ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent accountants for the fiscal year ending December 31, 1996. It is not anticipated that any matters will be presented at the Meeting other than as set forth in the accompanying Notice of the Meeting. If any other matters are presented properly at the Meeting, however, the Proxy will be voted by the Proxy
Holders in accordance with the recommendations of the Board of Directors.

         If you hold your shares of common stock, no par value ("Common Stock") in "street name" and you fail to instruct your broker or nominee as to how to vote your Common Stock, your broker or nominee may, in its discretion, vote your Common Stock "FOR" the election of the Board of Directors' nominees and "FOR" the proposal to ratify the appointment of KPMG Peat Marwick LLP as the Company's independent accountants for the fiscal year ending December 31, 1996.

Cost of Solicitations of Proxies

         This solicitation of Proxies is made on behalf of the Board of Directors of the Company and the Company will bear the costs of solicitation. The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in this solicitation of Proxies also will be borne by the Company. It is contemplated that Proxies will be solicited principally through the mail, but directors, officers and regular employees of the Company or its subsidiary, Central Pacific Bank (the "Bank"), may solicit Proxies personally or by telephone. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to their principals. The Company does not intend to utilize the services of other individuals or entities not employed by or affiliated with the Company in connection with the solicitation of Proxies.

Outstanding Securities and Voting Rights

         The close of business on February 29, 1996 has been fixed as the record date ("Record Date") for the determination of the shareholders of the Company entitled to notice of and to vote at the Meeting. There were 5,263,222 shares of Common Stock issued and outstanding on the Record Date.

         Each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock standing in his or her name on the books of the Company as of the Record Date on any matter submitted to the vote of the shareholders, except that in connection with the election of directors, the shares are entitled to be voted cumulatively, provided that not less than forty-eight hours prior to the time fixed for the Meeting, a written request for such cumulative vote has been delivered to the Secretary of the Company. If a shareholder has given such request, all shareholders may cumulate their votes for candidates in nomination. Cumulative voting entitles a shareholder to give one nominee as many votes as is equal to the number of directors to be elected multiplied by the number of shares of stock owned by such shareholder, or to distribute his or her votes on the same principle between two or more nominees as he or she sees fit. Nominees receiving the highest number of votes on the foregoing basis up to the total number of directors to be elected will be elected directors. Accordingly, abstentions from voting or votes withheld from the election of directors will have no effect in an uncontested election. Discretionary authority to cumulate is hereby solicited by the Board of Directors and return of the Proxy shall grant such authority.

         The proposal to ratify the appointment of KPMG Peat Marwick LLP as the Company's independent accountants requires the affirmative vote of shareholders holding not less than a majority of the shares of the Company's Common Stock represented and entitled to vote at the Meeting. Accordingly, an abstention from voting on the proposal to ratify the appointment of KPMG Peat
Marwick LLP will have the effect of a vote "AGAINST" the proposal.

Principal Shareholders

         As of February 29, 1996, the following entities were the only entities known to Management of the Company to beneficially own more than five percent of the Company's outstanding Common
Stock.

                                                                           Amount and
                                                                           Nature of
Title of                       Name and Address                            Beneficial            Percent
Class                          of Beneficial Owner                         Ownership             of Class
--------                       -------------------                         ----------            --------
Common                         The Sumitomo Bank, Limited                  722,801<F1>           13.73%<F2>
                               6-5 Kitahama 4-Chome,
                               Chuo-ku
                               Osaka, Japan

Common                         The Committee of the Central                540,562<F3>           10.27%
                               Pacific Bank Employee Stock
                               Ownership Plan
                               220 South King Street
                               Honolulu, Hawaii 96813

Common                         State of Wisconsin                          275,000<F4>           5.22%
                               Investment Board
                               P.O. Box 7842
                               Madison, Wisconsin  53707


<F1>     Includes 11,051 additional shares issued pursuant to the
         Share Purchase Agreement between the Company and The Sumitomo Bank, Limited ("Sumitomo") and based upon the exercise of Stock Options by participants of the Stock Option Plan. See "ELECTION OF DIRECTORS -- Transactions."

<F2>     This percentage is computed as if the 11,051 shares
         described in footnote 1 were outstanding. However, the 11,051 shares are not deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by any other person.

<F3>     Under the terms of the Employee Stock Ownership Plan of
         Central Pacific Bank ("ESOP"), shares of the Common Stock of the Company are held in trust by Central Pacific Bank, the trustee under the ESOP Trust ("Trustee"), for the exclusive benefit of the participants. The Trustee is the recordholder of the Common Stock held by the ESOP; however, the Committee of the ESOP (the "ESOP Committee"), which consists of five members, gives the Trustee investment instructions with respect to all of the ESOP assets and voting instructions with respect to those shares held by the ESOP for which the voting rights have not passed through to participants. At February 29, 1996, all of the shares of Common Stock held by the ESOP had been allocated to the accounts of participants. Although the members of the ESOP Committee share among themselves as committee members dispositive power, subject to the terms of the ESOP, over all of the shares held by the ESOP and, therefore, pursuant to the applicable regulations promulgated pursuant to the Securities Exchange Act of 1934, as amended, are technically the beneficial owners of such shares, the actual beneficial owners are the employees who participate in the ESOP. The members of the ESOP Committee, therefore, disclaim

                                                         4

         beneficial ownership of such shares held in trust which are otherwise attributable to them by virtue of serving on such ESOP Committee.

<F4>     Based upon information provided by this shareholder.

                                               ELECTION OF DIRECTORS

         Under the Company's Restated Articles of Incorporation and Bylaws, which provide for a "classified" Board, three directors (out of a present total of nine) are to be elected at the Meeting to serve three-year terms expiring at the 1999 Annual Meeting of Shareholders and until their respective successors are elected and qualified. The Company's Bylaws currently provide for nine directors, three each serving as Class I, Class II and Class III directors. Nominees for the election at the Meeting will serve as Class II directors.

         There are no family relationships among directors or executive officers of the Company, and, except as set forth below, as of the date hereof, no directorships are held by any director with a company which has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940. Mr. Stanley Hong, a director of the Company, serves as director of the following companies: Capital Investment of Hawaii, Inc., First Insurance Company of Hawaii, Ltd., Theo H. Davies & Co., Ltd. and Hawaiian Tax Free Trust: Pacific Capital Funds.

         All nominees have indicated their willingness to serve and unless otherwise instructed, Proxies will be voted for all of the nominees. However, in the event that any of them should be unable to serve, the Proxy Holders named on the enclosed Proxy
Card will vote in their discretion for such persons as the Board of Directors may recommend.

         The following table sets forth certain information, as of February 29, 1996, with respect to each of the directors, nominees and the Named Executives (as defined below) as well as all continuing directors and executive officers of the Company, as a group:

                                                                          Common Stock
                                                                          Beneficially
                                                       First Year         Owned on February
                                                       Elected or         29, 1996<F2>
                 Principal                             Appointed as       -----------------------------------
                 Occupation                            Officer or                        Percent
                 for the Past                          Director of                       of             Term
Name             Five Years                       Age  the Company<F1>    Number         Class<F3>      Expires
-----------      ----------------                 ---- ---------------    ------         ----------     -------
DEVENS,          Vice Chairman of                 64   1980               2,221<F4>      *              1997
Paul             the Board of
(Class III       Company; Attorney
Director)        at Law; Of Counsel
                 (1994 - present),
                 Partner (1975 - 1994),

                                                             6

                 Devens, Lo, Nakano
                 Saito, Lee & Wong

GUILD,           Retired, former                  61   1980               1,056          *              1996
Alice F.         Managing Director, Iolani
(Class II        Palace (1986-1991)
Director,
Nominee)

HIROTA,          President, Sam O.                55   1980               2,900<F6>      *              1998
Dennis I.,       Hirota, Inc. - Engineering
Ph.D.            and Surveying (1986-present);
(Class I         Registered Professional
Director)        Engineer<F5>

HONG,            Attorney-at-Law (1995-           59   1993               200<F7>        *              1997
Stanley          present); Senior Vice
(Class III       President -- Properties,
Director)        McCormack Corp.
                 (1993-1994); President
                 and Chief Executive
                 Officer, Hawaii Visitors
                 Bureau (1984-1993)

HOTTA,           Senior Managing Director         57   1993               -- <F8>        *              1998
Kensuke          and Executive Committee
(Class I         Member in Charge of Inter-
Director)        national Banking at Head
                 Office, The Sumitomo Bank,
                 Limited (1993-present);
                 Senior Managing Director
                 and Member of the Executive
                 Committee of The Sumitomo
                 Bank, Limited (1992-1993);
                 Managing Director of The
                 Sumitomo Bank, Limited
                 (1990-1992)

NAGAMINE,        President, Flamingo              54   1983               5,280<F9>      *              1996
Daniel M.        Enterprises, Inc.
(Class II        (1985-present); General
Director,        Partner, Flamingo
Nominee)         Downtown, a limited
                 partnership (1981-
                 present); Certified
                 Public Accountant


                                                             7

SAITO,           Chairman and Chief               60   1989               16,697<F11>    *              1998
Joichi           Executive Officer of Company
(Class I)        (1996-present); President
Director)        of Company (1992-
                 1995); Executive Vice
                 President of Company
                 (1988-1992); Chairman
                 of the Board and Chief
                 Executive Officer of Bank
                 (1996-present); President
                 and Chief Operating
                 Officer of Bank (1989-1995);
                 <F5><F10>

SATOH,           Retired; Chairman of the         67   1975               29,991<F13>    *              1997
Yoshiharu        Board and Chief Executive
(Class III       Officer of Company
Director)        (1992-1995); Chairman
                 of the Board, President
                 and Chief Executive
                 Officer of Company
                 (1990-1992); President
                 and Chief Executive
                 Officer of Company
                 (1982-1990); Chairman
                 of the Board and Chief
                 Executive Officer
                 of Bank (1988-1995)
                 <F5><F12>

SHIBUYA,         President of Company             54   1995               388<F14>       *              1996
Naoaki           (1996-present);
(Class II        Executive Vice President
Director,        of Company (1993-1995);
Nominee)         Vice President of Company
                 (1993-1995); President and
                 Chief Operating Officer of
                 Bank (1996-present);
                 Executive Vice President
                 of Bank (1993-1995); Executive
                 Vice President of The
                 Sumitomo Bank of California
                 (1989-1993)<F5>


                                                             8

IMAMURA,         Vice President and               49   1991               5,902<F15>     *              N/A
Austin Y.        Secretary of Company
                 (1991-present); Executive
                 Vice President and
                 Secretary of Bank (1991-
                 present); Senior Vice
                 President and Secretary
                 of Bank (1991); Senior
                 Vice President of Bank
                 (1987-1991);

KANDA,           Vice President and Treasurer     47   1991               5,450<F16>     *              N/A
Neal K.          of the Company (1991-present);
                 Executive Vice President
                 and Controller of
                 Bank (1993-present);
                 Senior Vice President
                 and Controller of
                 Bank (1990-1993)

All Directors                                                             90,689<F17>    1.72%
and Executive
Officers,
as a Group
(11 persons)


*     Less than 1%.


                                                             9

<F1>          All directors of the Company are also directors of the
              Bank. Dates prior to the formation of the Company in 1982 indicate the year first appointed director of the Bank. Dr. Hirota, Mrs. Guild and Messrs. Devens, Nagamine, and Satoh commenced service as directors of the Company on February 1, 1982, the date of formation of the Company. Dr. Hirota, Mrs. Guild and Mr. Nagamine served as directors of the Company until April 23, 1985 when the Company's shareholders adopted a classified Board and reduced the number of directors to nine. However, Dr. Hirota, Mrs. Guild and Mr. Nagamine continued to serve on the Bank's Board until they were reelected to the Company's Board in 1986, 1990, and 1990, respectively. Mr. Hong has been a director of the Bank since 1985. Mr. Shibuya has been a director of the Bank since 1994.

<F2>          Except as otherwise noted below, each person has sole
              voting and investment powers with respect to the shares listed.

<F3>          In computing the percentage of shares beneficially owned,
              the number of shares which the person (or group) has a right to acquire within 60 days after February 29, 1996 are deemed outstanding for the purpose of computing the percentage of Common Stock beneficially owned by that person (or group) but are not deemed outstanding for the purpose of computing the percentage of shares beneficially owned by any other person.

<F4>          Includes 1 share held of record by Devens, Lo, Nakano,
              Saito, Lee and Wong, a partnership for which Mr. Devens is of counsel.

<F5>          Messrs. Hirota, Saito, Satoh and Shibuya are also
              directors of CPB Properties, Inc., a wholly-owned subsidiary of the Bank.

<F6>          Includes 1,180 shares for which Dr. Hirota has shared
              voting and investment powers with his wife, Kathryn
              Hirota.

<F7>          Includes 200 shares for which Mr. Hong has shared voting
              and investment powers with his wife, Karen Ho Hong.

<F8>          Does not include 711,750 shares held of record by
              Sumitomo, of which Mr. Hotta is a Senior Managing
              Director, and 11,051 shares which Sumitomo has the right to acquire by the exercise of warrants. With respect to shares described in the preceding sentence, Mr. Hotta disclaims any beneficial ownership.


                                                        10

<F9>          Includes 5,280 shares for which Mr. Nagamine has shared
              voting and investment powers with his wife, Maxine
              Nagamine.

<F10>         Mr. Saito was formerly an officer of Sumitomo and is now
              retired from Sumitomo.

<F11>         Includes 1,500 shares for which Mr. Saito has shared
              voting and investment powers with his wife, Yoko Saito, 9,680 shares which Mr. Saito has the right to acquire by the exercise of stock options vested pursuant to the Company's 1986 Stock Option Plan and 5,517 shares allocated to Mr. Saito's account under the Bank's ESOP.

<F12>         Mr. Satoh was formerly an officer of Sumitomo and is now
              retired from Sumitomo.

<F13>         Includes 10,144 shares held in the name of Yoshiharu
              Satoh Revocable Living Trust, Yoshiharu Satoh Trustee, and 6,904 shares held in the name of Ikuko Satoh Revocable Living Trust, Ikuko Satoh Trustee, for which Mr. Satoh has shared voting and investment powers with his wife, Ikuko Satoh. Also includes 12,943 shares allocated to Mr. Satoh's account under the Bank's ESOP.

<F14>         Includes 200 shares for which Mr. Shibuya has shared
              voting and investment powers with his wife, Tsuneko
              Shibuya and 188 shares allocated to Mr. Shibuya's account under the Bank's ESOP.

<F15>         Includes 1,000 shares for which Mr. Imamura has shared
              voting and investment powers with his wife, Patricia Imamura, and 4,902 shares allocated to Mr. Imamura's account under the Bank's ESOP.

<F16>         Includes 1,470 shares allocated to Mr. Kanda's account
              under the Bank's ESOP. Also includes 3,780 share which Mr. Kanda has the right to acquire by the exercise of stock options vested pursuant to the Company's 1986 Stock Option Plan.

<F17>         Includes 16,065 shares for which certain directors and
              officers have shared voting and investment powers, 13,640 shares which members of the group have the right to acquire by the exercise of stock options vested pursuant to the Company's 1986 Stock Option Plan and 25,020 shares allocated to the accounts of executive officers under the Bank's ESOP. Also includes 20,604 shares attributable to members of the group who serve on the ESOP Committee which have been released from the suspense account but have not yet been allocated to the accounts of participants, but does not include 519,958 shares held of

                                                        11

              record by the ESOP Trustee as to which voting rights have passed through to participants and as to which such ESOP Committee members disclaim beneficial ownership.

The Board of Directors and Committees

         The Board of Directors of the Company has various standing committees, including an Executive Committee, a Nominating
Committee, an Audit Committee and a Stock Option Plan Committee.
The Board has no standing Compensation Committee.

         The Executive Committee, which did not hold any meetings during 1995, is chaired by Mr. Devens, and Messrs. Hirota and Satoh are members. The purpose of the Executive Committee is, among other things, to manage the business affairs of the Company while not in conflict with specific directives that may be given by the Board of Directors.

         The Nominating Committee held one meeting during 1995. The committee is chaired by Mr. Devens, and Messrs. Hirota, Hong, Nagamine and Satoh are members. It is responsible for recommending nominees for directors of the Company. It will consider nominees for election at the 1997 Annual Meeting of Shareholders recommended by shareholders if such recommendations are received in writing prior to December 15, 1996. Shareholder recommendations should be addressed to the Company's Secretary, P.O. Box 3590, Honolulu, Hawaii 96811.

         The Audit Committee held one meeting during 1995. The committee is chaired by Mr. Nagamine, and Messrs. Devens, Hirota and Mrs. Guild are members. The primary functions of the Audit Committee are to review various financial and audit reports and to make recommendations concerning the appointment of independent accountants.

         The Stock Option Plan Committee held one meeting during 1995. This committee is chaired by Dr. Hirota, and Mr. Devens and Mrs. Guild are members. The committee's primary functions include determining individuals to whom options will be granted and their terms and making periodic reports to the Board of Directors as to the status of the Company's Stock Option Plan.

         During the fiscal year ended December 31, 1995, the Board of Directors of the Company held a total of six meetings. All of the persons who were directors of the Company during 1995 attended at least 75% of the aggregate of (1) the total number of such Board meetings and (2) the total number of meetings held by all committees of the Board on which they served during the year, except for Mr. Hotta.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE BOARD OF DIRECTORS' NOMINEES.

Compensation of Directors and Executive Officers

         Executive Compensation

         Summary of Cash and Certain Other Compensation

         The following table sets forth certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and each of the four other executive officers of the Company (determined as of the end of the last fiscal year) whose annual salary and bonus exceeded $100,000 in 1995 (the "Named Executives") for each of the fiscal years ended December 31, 1995, 1994 and 1993:



                                                        14

                                            Summary Compensation Table

                                                                                    Long Term
                                                                                    Compensation
                                                                                    ------------
                                                                                    Awards
                                                                                    ------------     All Other
Name and Principal Position             Year         Salary            Bonus        Options (#)      Compensation
---------------------------             -----        -------           ------       -----------      ------------
Yoshiharu Satoh                         1995           $392,902  <F2>   $446,510             --        $19,639<F3>
Chairman of the Board
and Chief                               1994            363,328               --             --         19,965<F4>
Officer<F1>
                                        1993            320,000              200             --         36,444<F5>

Joichi Saito                            1995            244,992               --             --         19,273<F6>
President<F7>
                                        1994            236,661               --             --         19,637<F8>

                                        1993            213,333              200             --         32,793<F9>

Naoaki Shibuya                          1995            160,000               --          9,500        18,648<F10>
Executive Vice President<F11>
                                        1994            156,667               --             --            35<F12>

                                        1993              6,250              200             --                 --

Austin Y. Imamura                       1995            150,000               --             --        18,447<F13>
Vice President and
Secretary                               1994            145,667               --             --        18,353<F14>

                                        1993            133,000              200             --        20,106<F15>

Neal K. Kanda                           1995            112,000               --             --        13,761<F16>
Vice President
and Treasurer                           1994            109,333               --             --        13,763<F17>

                                        1993             97,167              200             --        14,681<F18>


<F1>       Mr. Satoh retired from the Company as of December 31,
           1995.

<F2>       Includes $12,902 of accumulated vacation pay.

<F3>       Includes contributions to the Bank's Cash or Deferred
           Arrangement ("CODA")/Profit Sharing Plan, the Bank's ESOP, the Bank's Split Dollar Life Insurance Plan and the SERP for the account of Mr. Satoh of $7,294, $10,879, and $1,466, respectively.

<F4>       Includes contributions to the Bank's CODA/Profit Sharing
           Plan, the Bank's ESOP and the Bank's Split Dollar Life
           Insurance Plan for the account of Mr. Satoh of $7,500, $11,155, and $1,310 respectively.

<F5>       Includes contributions to the Bank's Profit Sharing Plan,
           the Bank's ESOP and the Bank's Split Dollar Life Insurance Plan for the account of Mr. Satoh of $14,073, $21,211, and $1,160 respectively.

                                                        15

<F6>       Includes contributions to the Bank's CODA/Profit Sharing
           Plan, the Bank's ESOP and the Bank's Split Dollar Life
           Insurance Plan for the account of Mr. Saito of $7,294, $10,879, and $1,100, respectively.

<F7>       Mr. Saito was named Chairman of the Board and Chief
           Executive Officer of the Company effective January 1, 1996 by the Board of Directors.

<F8>       Includes contributions to the Bank's CODA/Profit Sharing
           Plan, the Bank's ESOP and the Bank's Split Dollar Life
           Insurance Plan for the account of Mr. Saito of $7,500, $11,155, and $982, respectively.

<F9>       Includes contributions to the Bank's Profit Sharing Plan,
           the Bank's ESOP and the Bank's Split Dollar Life Insurance Plan for the account of Mr. Saito of $12,730, $19,187, and $876, respectively.

<F10>      Includes contributions to the Bank's CODA/Profit Sharing
           Plan, the Bank's ESOP and the Bank's Split Dollar Life
           Insurance Plan for the account of Mr. Shibuya of $7,294, $10,879, and $475, respectively.

<F11>      Mr. Shibuya was named President of the Company on January
           1, 1996 by the Board of Directors.

<F12>      Represents a contribution to the Bank's Split Dollar Life
           Insurance Plan for the account of Mr. Shibuya.

<F13>      Includes contributions to the Bank's CODA/Profit Sharing
           Plan, the Bank's ESOP and the Bank's Split Dollar Life
           Insurance Plan for the account of Mr. Imamura of $7,294, $10,879 and $274, respectively.

<F14>      Includes contributions to the Bank's CODA/Profit Sharing
           Plan, the Bank's ESOP and the Bank's Split Dollar Life
           Insurance Plan for the account of Mr. Imamura of $7,284, $10,833 and $236, respectively.

<F15>      Includes contributions to the Bank's Profit Sharing Plan,
           the Bank's ESOP and the Bank's Split Dollar Life Insurance Plan for the account of Mr. Imamura of $7,937, $11,962, and $207, respectively.

<F16>      Includes contributions to the Bank's CODA/Profit Sharing
           Plan, the Bank's ESOP and the Bank's Split Dollar Life
           Insurance Plan for the account of Mr. Kanda of $5,446, $8,123, and $192, respectively.

<F17>      Includes contributions to the Bank's CODA/Profit Sharing
           Plan, the Bank's ESOP and the Bank's Split Dollar Life

                                                        16

           Insurance Plan for the account of Mr. Kanda of $5,467, $8,131 and $165, respectively.

<F18>      Includes contributions to the Bank's Profit Sharing Plan,
           the Bank's ESOP and the Bank's Split Dollar Life Insurance Plan for the account of Mr. Kanda of $5,798, $8,739 and $144, respectively.

           Option Grants

           The following options were granted during 1995 to the Named Executives:

                                             Option<F1> Grants in 1995

                                                                                             Potential Realizable
                                                                                             Value at Assumed
                                                                                             Annual Rates of
                                                                                             Stock Price
                                                                                             Appreciation
                                        Individual Grants                                    for Option Term <F3>
                     ------------------------------------------------------------ -------------------------
                                        % of Total Options  Exercise or
                      Options           Granted to          Base Price     Expiration   5%           10%
Name                  Granted (#)       Employees in 1995   ($/#)          Date         ($)          ($)
----------------      ------------      -----------------  ----------      ----------   --------     ---------
SATOH, Yoshiharu      --                --                  --             --           --           --
SAITO, Joichi         --                --                  --             --           --           --
SHIBUYA, Naoaki       9,500<F2>         13.6%               $26.08         6/14/2005    $155,800     $394,820
IMAMURA, Austin       --                --                  --             --           --           --
KANDA, Neal K.        --                --                  --             --           --           --

<F1>     The Company has no compensation plans pursuant to which
         stock appreciation rights may be granted.
<F2>     The options were granted pursuant to the Stock Option Plan.
         The options become exercisable in annual installments of 25% on each of the first, second, third, fourth and fifth anniversary dates of the grant. The options may be exercised at any time prior to their expiration by tendering the exercise price in cash, check or in shares of stock valued at fair market value on the date of exercise. In the event of a change in control (as defined) involving the Company, the options will become exercisable in full. The options may be amended by mutual agreement of the optionee and the Company.
<F3>     The Potential Realizable Value is the product of (a) the
         difference between (i) the closing average market price per share at the grant date and the sum of (A) 1 plus (B) the assumed rate of appreciation of the Common Stock compounded annually over the term of the option and (ii) the per share exercise price of the option and (b) the number of shares of Common Stock underlying the option on the date of the grant. These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option

                                                        17

         exercises are dependent on a variety of factors, including market conditions and the price performance of the Stock. There can be no assurance that the rate of appreciation presented in this table can be achieved.

         Option Exercises and Holdings

         The following table provides information with respect to the Named Executives concerning the exercise of options during the fiscal year ended December 31, 1995 and unexercised options held by the Named Executives as of December 31, 1995:




                                                        18

                                      Aggregated Option<F1> Exercises in 1995
                                            and Year-End Option Values

                                                                                       Value of Unexercised
                                                      Number of Unexercised            In-the-Money Options<F2>
                           Shares                     Options at 12/31/95              at 12/31/95
                           Acquired      Value
                           on Exercise   Realized
Name                       (#)           ($)          Exercisable    Unexercisable     Exercisable   Unexercisable
SATOH, Yoshiharu           --            N/A          9,240          --                  $245,868       --
SAITO, Joichi              --            N/A          9,680          --                   171,160       --
SHIBUYA, Naoaki            --            N/A          --             9,500                     --       56,240
IMAMURA, Austin Y.         --            N/A          --             --                        --       $--
KANDA, Neal K.             --            N/A          3,780          2,520                 24,759       16,506


<F1>          The Company has no compensation plans pursuant to which
              stock appreciation rights may be granted.

<F2>          The value of unexercised "in-the-money" options is the
              difference between the market price of the Common Stock on December 29, 1995 ($32.00 per share) and the exercise price of the option, multiplied by the number of shares subject to the option.

              Defined Benefit Pension Plan

              The table below shows estimated annual retirement benefits at age 65 for various levels of executive compensation and service under the Bank's Defined Benefit Pension Plan.

                                                Pension Plan Table

Annualized Final                             Years of Service
Average                  ----------------------------------------------------------------------------------
Compensation               15 Years         20 Years          25 Years          30 Years         35 Years
---------------            ----------       ----------        ----------        ----------       ----------
 $50,000                     $ 11,250         $ 15,000          $ 18,750         $ 22,500          $ 26,250
 100,000                       22,500           30,000            37,500           45,000            52,500
 150,000                       33,750           45,000            56,250           67,500            78,750
 200,000                       45,000           60,000            75,000           90,000           105,000
 250,000                       56,250           75,000            93,750          112,500           131,250
 300,000                       67,500           90,000           112,500          135,000           157,500
 350,000                       78,750          105,000           131,250          157,500           183,750
 400,000                       90,000          120,000           150,000          180,000           210,000
 450,000                      101,250          135,000           168,750          202,500           236,250
 500,000                      112,500          150,000           187,500          225,000           262,500

         Under the Defined Benefit Pension Plan, benefits are based upon the employee's years of service and highest average annual salary in the final 60-consecutive month period of service, excluding the period between June 30, 1986 and January 1, 1991, when the Defined Benefit Pension Plan was curtailed. The credited years of service as of December 31, 1995 for Messrs. Satoh, Saito, Shibuya, Imamura and Kanda are 23, 8, 2, 9, and 5, respectively.

         Compensation of Directors

         The Company and the Bank each has a policy of paying fees to directors for their attendance at board meetings and committee meetings. The Company and the Bank pay $800 per board meeting to all directors and $600 per board committee meeting to non-officer directors. In addition, the Company pays $4,000 annually to each director (excluding officers) and the Bank pays $10,000 annually to each director (excluding officers). CPB Properties, Inc.
pays $600 per board meeting to its directors.

         Non-officer directors of the Company are eligible to participate in the Company's Stock Option Plan.

Report of Board of Directors to Shareholders

         The Board of Directors of the Company establishes the general policies regarding compensation for the Bank's employees, adopts and amends employee compensation plans and approves specific compensation levels for executive officers, including the Named Executives. The Bank's Compensation Committee (the "Compensation Committee") implements and monitors the Board's policies regarding compensation, recommends changes to compensation policies or compensation plans and makes recommendations regarding specific compensation levels for executives. Currently, the members of the Compensation Committee are Paul Devens, Alice F. Guild, Dennis I. Hirota, Ph.D. (chair), Clayton K. Honbo, M.D., Paul Kosasa and Gilbert J. Matsumoto. Each member of the Compensation Committee is a non-employee director of the Company and/or the Bank. The Company has also retained the services of a compensation consultant to provide input and data to the Compensation Committee.

         Set forth below is a report of the Board of Directors addressing the Company's compensation policies for 1995 applicable to the Company's executives, including the Named
Executives.

         The Report of the Board of Directors on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 (the "Securities Act") or under the Exchange Act, except to the extent that the

Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

        REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

         The Company's compensation programs reflect the philosophy that executive compensation levels should be linked to Company performance, yet be competitive and consistent with that provided to others holding positions of similar responsibility in the banking and financial services industry. The Company's compensation plans are designed to assist the Company in attracting and retaining qualified employees critical to the Company's long-term success, while enhancing employees' incentives to perform to their fullest abilities to increase profitability and maximize shareholder value. With the exception of the 1995 Annual Executive Incentive Plan (the "Annual
Incentive Plan") and the Supplemental Executive Retirement Plan (the "SERP"), the Company's compensation plans are generally available to all employees, subject to certain hours and years of service requirements. In addition, the Board of Directors has reserved the authority to grant discretionary awards to individual employees where deemed appropriate.

         Salary Compensation

         The Company pays cash salaries to its executive officers which are competitive with salaries paid to executives of other companies in the banking and financial services industry based upon the individual's experience, performance and responsibilities and past and potential contribution to the Company. In determining the market rate, the Company obtains information regarding executive salary levels for other companies in the banking and financial services industry, especially among the larger Hawaii banks. The relative asset size and profitability levels of these institutions are also considered. Based upon current asset size, the Company is the third largest Hawaii bank. On April 25, 1995, the Company's Board of Directors set the compensation for all executive officers for the ensuing year, effective May 1, 1995.

         In determining the compensation of the Company's Chief Executive Officer, the Board considered the factors described above, along with other performance criteria, such as the Company's 1994 earnings performance, management of credit risk and growth. The Company weighted each of these factors relatively equally. The Company's 1994 net income decreased by 15.4% from 1993, compared with an increase of 9.2% over 1992. Return on average assets was 1.03% in 1994, compared with 1.29% in 1993. The level of nonperforming assets, past due loans and charge-offs also increased. Total assets increased by 6.1% in 1994, compared with 4.0% in 1993. In assessing the Company's performance, the Board also took into account economic conditions in Hawaii.

         Based upon the foregoing, although the Bank's officers received salary increases averaging 1-1/2% over the prior year, the Named Executives, including the Chief Executive Officer, did not receive increases in their base salary for 1995.

         Incentive Compensation

         During 1995, the Bank had four programs whereby individual compensation was directly linked to the Company's performance:
the Incentive Cash Bonus Program (the "Bonus Plan"), the Profit
Sharing Plan, the ESOP and the Annual Incentive Plan.

         Bonus Plan. The Bonus Plan was adopted in 1990 to provide an opportunity pursuant to which employees could receive cash bonuses annually. All employees of the Bank who are employed at the end of the fiscal year and persons who retired during the year after attaining age 62 are eligible to participate in the Bonus Plan, except those executives who are participants in the Annual Incentive Plan. Subject to Board approval, each qualifying employee may be paid a cash bonus equal to a specified percentage of the employee's regular annual salary. The percentage, which ranges from 2% to 10%, is determined according to a formula based upon increases of 15% or more in the Bank's net income (excluding the after tax effect of the bonus) over the prior fiscal year. During 1995, the Bank's net income (as defined) increased 2.4% over the 1994 fiscal year. Therefore, the Bank's employees did not receive any cash bonuses pursuant to the Bonus Plan.

         Profit Sharing Plan and ESOP. The Bank makes annual contributions (the "Plan Contribution") to the Profit Sharing Plan and ESOP (collectively, the "Plans") as determined by the Bank's Board of Directors depending on the profitability of the Bank during the year, subject to certain limitations on contributions under the Internal Revenue Code and the Plans, and further subject to the terms of an Annual Contributions Agreement between the Bank and the ESOP Trustee with respect to the ESOP Loan. See "ELECTION OF DIRECTORS -- Certain Transactions."

         The assets of the Plans are held in trust for the exclusive benefit of the participants. Employees with not less than one year of service with the Bank are eligible to participate in the Plans. The portion of the Plan Contribution contributed to each Plan is allocated among the participating employees, including the Named Executives, in the proportion which each participant's compensation for the fiscal year bears to the total compensation for all participating employees for such year. Benefits vest at a rate of 20% per year and participants receive a distribution of vested amounts allocated to their accounts only upon retirement or termination of employment with the Bank.

         The Bank's Board makes its determination of the amount of the Plan Contribution based upon management's recommendation at the end of the fiscal year. For 1995, the Plan Contribution equaled 10% of the pre-tax income of the Bank and CPB Properties, Inc. (excluding the effect of the Plan Contribution expense), less the amount of cash dividends paid by the Bank during the fiscal year. The Plan Contribution is allocated between the Profit Sharing Plan and the ESOP by the Bank's Board in its discretion based upon management's recommendation. In determining the allocation of the Plan Contribution, the Bank's Board considers the countervailing concerns of investment diversification through the Profit Sharing Plan and employee Common Stock ownership through the ESOP. In addition, the Bank's Board takes into account the funding requirements of the ESOP Loan. On May 11, 1994, the Bank's Board of Directors approved the Cash or Deferred Arrangement ("CODA") program which allows each employee who is a participant in the Profit Sharing Plan to elect to receive one-half of the current year's profit sharing contribution in cash with the other half being allocated to such employee's account under the Profit Sharing Plan. Elections not made would be deferred into that employee's 401(k) Plan account. For 1995, approximately 40% of the Plan Contribution was allocated to the Profit Sharing Plan and 60% to the ESOP. In 1995, the Bank contributed $796,000 to the CODA and Profit
Sharing Plan and $1,196,000 to the ESOP, which equaled 2.4% and 7.3%, respectively, of total compensation paid to all participating employees for the year.

         Annual Incentive Plan. The Annual Incentive Plan was adopted by the Board of Directors for the 1995 fiscal year.
Full- time employees of the Company or its subsidiaries who have been granted the title of Senior Vice President or above prior to October 1, 1995, were eligible to participate in the Annual Incentive Plan. In addition, a participant must receive a performance appraisal rating of "accomplished" or above during the calendar year to be considered eligible for an award. Participants in the Annual Incentive Plan were not eligible to participate in the Bonus Plan. During 1995, 14 executives, including each of the Named Executives, were eligible to participate in the Annual Incentive Plan.

         Subject to review by the Board of Directors, participants were eligible to receive a cash bonus under the Annual Incentive Plan, provided certain corporate objectives for financial performance, as measured by return on equity ("ROE") and growth in average assets, were met. During 1995, based upon the Company's historical earnings and asset trends, the Board of Directors established a target ROE of 13.5% and target asset growth of 10.0%.

         During 1995, the Company's return on equity was 10.79% and its average assets in December increased 0.4% over average assets in December 1994. Because the target objectives for corporate performance set forth in the Annual Incentive Plan were not met, Messrs. Satoh, Saito, Shibuya, Imamura and Kanda received no cash awards under the Annual Incentive Plan in 1995.

         Stock Based Compensation

         The Company also believes that stock ownership by employees, including the Named Executives, provides valuable long-term incentives for such persons who will benefit as the Common Stock price increases and that stock-based performance compensation arrangements are beneficial in aligning employees' and stockholders' interests. To facilitate these objectives, the Company adopted the Stock Option Plan.

         Stock Option Plan. The Stock Option Plan was adopted in 1986 and amended in 1992 to increase the number of shares available for issuance upon the exercise of stock options granted under the plan. Through the Stock Option Plan, stock options have been granted to key employees, including the Company's executive officers. Non-employee directors and consultants are eligible to participate in the Stock Option Plan, but to date the Company has not granted stock options to such persons, in keeping with the Company's philosophy that stock incentive programs should be used to motivate employees and to tie their interests to those of the shareholders. The Stock Option Plan is administered by the Stock Option Plan Committee consisting of three non-employee directors. In 1995, the Stock Option Plan Committee, acting on management's recommendation, determined to grant stock options covering 69,600 shares to employees, including 9,500 shares to Mr. Naoaki Shibuya. None of the other Names Executives received a grant of stock options during 1995.

         Other Compensation

         Discretionary Bonus. The Board approved a recommendation of the Compensation Committee to grant Mr. Satoh a lump sum bonus of $446,510 upon his retirement at December 31, 1995, in recognition of his 23 years of service to the Bank and Company, his unprecedented tenure as Chairman and Chief Executive Officer, and in anticipation of the value of his continuing service as a director of the Bank and the Company. In reaching such determination, the Board took into account the unique knowledge and expertise that Mr. Satoh would bring to the Board of Directors in future years. The amount of the bonus was based upon a review of Mr. Satoh's final salary level, the level of pension benefits to which he would be entitled and a present valuation of a reasonable consulting arrangement.

         Other. The Company's executives are also eligible to participate in the Bank's Defined Benefit Pension Plan (the
"Pension Plan"),  Split Dollar Life Insurance Plan (the

"Insurance Plan") and the SERP. The Pension Plan is a qualified defined benefit plan which provides for monthly annuity payments upon retirement. Benefits are based upon the employee's years of service and highest average annualized compensation in the employee's final 60-month period of employment. In 1995, the maximum annual compensation allowable for determining benefits payable under the Pension Plan was reduced to $150,000, which had the effect of reducing the benefits payable under the Pension Plan to the Company's executive officers whose annualized compensation was likely to exceed $150,000. See "ELECTION OF DIRECTORS -- Compensation of Directors and Executive Officers -- Executive Compensation -- Defined Benefit Plan." The SERP was adopted by the Board of Directors effective January 1, 1995 as a means of supplementing the benefits provided under the Pension Plan in light of the recently imposed salary limitations. Under the Insurance Plan, the Bank provides life insurance coverage for certain senior officers, including the Named Executives. The Split Dollar Agreements provide death benefits of approximately two times the officers' normal annual salary during employment and an amount approximating the officers' final normal annual salary upon retirement.

         The Named Executives also participate in the Company's broad-based employee benefit plans, such as medical, supplemental disability and term life insurance.

Dated:  March 18, 1996.                              THE BOARD OF DIRECTORS

                                                     PAUL DEVENS
                                                     ALICE F. GUILD
                                                     DENNIS I. HIROTA, Ph.D.
                                                     STANLEY HONG
                                                     KENSUKE HOTTA
                                                     DANIEL M. NAGAMINE
                                                     JOICHI SAITO
                                                     YOSHIHARU SATOH
                                                     NAOAKI SHIBUYA


Compensation Committee Interlocks and Insider Participation

         The Board of Directors of the Company does not have a standing compensation committee. Decisions regarding executive compensation are made by the entire Board of Directors based upon recommendations of the Bank's Compensation Committee. See "ELECTION OF DIRECTORS -- Report of Board of Directors to Shareholders." During 1995, three of the Company's executive officers, Yoshiharu Satoh, Joichi Saito and Neal Kanda, participated in deliberations of the Board of Directors concerning executive officer compensation.

         Some of the directors and executive officers of the Company and the Bank and the companies with which they are associated were customers of and had banking transactions with the Bank in the ordinary course of the Bank's business during 1994, and the Bank expects to conduct similar banking transactions in the future. All such loans and commitments were made on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness, and in the opinion of Management of the Bank, did not involve more than a normal risk of collectibility or present other unfavorable features.

         Paul Devens, a director of the Company and a member of the Bank's Compensation Committee, is of counsel to the law firm of Devens, Lo, Nakano, Saito, Lee and Wong. The Company and the
Bank retained the legal services of Mr. Devens' law firm during 1995. Management is of the opinion that the fees paid to Mr. Devens' law firm are comparable to those fees that would have been paid for comparable legal services from a law firm not affiliated with the Company or the Bank. It is anticipated that Mr. Devens' law firm will perform certain legal services for the Company and the Bank during 1996.

         Performance Graph

         The following graph compares the yearly percentage change in the Company's cumulative total shareholder return on Stock with
(i) the cumulative total return of the Nasdaq market index and
(ii) the cumulative total return of banks and bank holding companies listed on Nasdaq over the period from January 1, 1991 through December 31, 1995. The graph assumes an initial investment of $100 and reinvestment of dividends. The graph is not necessarily indicative of future price performance.

         The graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy
Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                                Comparison of Five Year Cumulative Total Return
                                         Among Nasdaq U.S. Companies,
                                     Nasdaq Banks/Bank Holding Companies,
                                                 and CPB Inc.

(Performance Graph -- Data Points)

NASDAQ-U.S.                         1990             $100.00
                                    1991             $161.00
                                    1992             $187.00
                                    1993             $215.00
                                    1994             $210.00
                                    1995             $296.00

NASDAQ-Banks/Bank                   1990             $100.00
Holding Companies                   1991             $164.00
                                    1992             $239.00
                                    1993             $272.00
                                    1994             $271.00
                                    1995             $404.00

CPB Inc.                            1990             $100.00
                                    1991             $151.00
                                    1992             $159.00
                                    1993             $155.00
                                    1994             $162.00
                                    1995             $206.00

(end of graph)

         Certain Transactions

         On June 21, 1991, the ESOP Committee filed a Notice of Change in Bank Control ("Notice") with the Board of Governors of the Federal Reserve System (the "FRB") pursuant to 12 U.S.C.
Section 1817(j) to permit the acquisition (the "Acquisition") on behalf of the ESOP of 125,000 shares of Common Stock, which at that time would have resulted in the ESOP Committee beneficially owning more than 10% of the outstanding voting securities of the Company. The FRB notified the ESOP Committee on August 30, 1991 that it would not disapprove the Acquisition, and on May 18, 1992, the Trustee on behalf of the ESOP consummated the Acquisition. As a result of the Acquisition, the ESOP Committee owned beneficially 540,562 shares of Common Stock or 10.27% of the total outstanding Common Stock, as of February 29, 1996. Pursuant to applicable regulations of the FRB, the Committee may acquire up to 25% of the outstanding voting stock of the Company on behalf of the ESOP without additional notification to the FRB.

         In connection with the Acquisition, on November 8, 1991, the Trustee under the ESOP entered into a loan agreement with Sumitomo's Los Angeles Branch, pursuant to which the Trustee borrowed for the benefit of the ESOP Trust and the participants the principal amount of $2,000,000. The loan was to be repaid in four annual installments of $500,000 each plus interest commencing November 8, 1992. Interest accrues at a rate of 1% above The London Interbank Offered Rate ("LIBOR") for periods of three, six or twelve months at the option of the borrower. The Trustee held the shares acquired with the proceeds in a suspense account as collateral for the loan. The Company guaranteed repayment of the loan, and the Bank was obligated to make cash contributions to the ESOP Trust in amounts equal to principal and interest payments on the loan. The loan was repaid in full on November 8, 1995.

         On December 16, 1986, the shareholders of the Company ratified an agreement ("Share Purchase Agreement") dated November 20, 1986 between the Company and Sumitomo (see "PRINCIPAL SHAREHOLDERS"), which provides that the Company will not issue or reissue shares of any class of the Company's authorized capital stock, or issue any obligations or securities convertible into shares of capital stock of the Company without first giving written notice to Sumitomo describing the securities to be sold and offering Sumitomo the opportunity to purchase an amount of securities which will allow it to maintain its 13.734% level of ownership of the Company's capital stock. Pursuant to the Share Purchase Agreement, on December 24, 1986, the Company issued a warrant (the "ISOP Warrant") to Sumitomo which gave it the right to purchase from the Company 35,025 shares of Common Stock upon the exercise of stock options at a price equal to the fair market value of the Common Stock on the date Sumitomo exercises the ISOP Warrant or any portion thereof. The Company notifies Sumitomo when it grants stock options to its officers and employees and when such options are exercised. The ISOP Warrant expires December 23, 1996. Sumitomo currently has the right to acquire 11,051 shares by exercise of the ISOP Warrant.

         CKSS Associates (the "Partnership"), a limited partnership in which CPB Properties, Inc., a wholly-owned subsidiary of Central Pacific Bank, is a general partner and 50% owner, has entered into loan agreements with Sumitomo, and Central Pacific Bank, whereby Sumitomo agreed to lend $20,000,000 and the Bank agreed to lend $4,000,000 to the Partnership. Both loans are secured by the real estate housing the Company's headquarters.
The loans are due on November 18, 1996, except for a portion advanced by the Bank which is due on August 10, 2001. As of December 31, 1995, the Bank had advanced pursuant to its loan agreement the sum of $500,000. As of the same date, Sumitomo had advanced pursuant to its loan agreement the sum of $10,700,000.

         On April 30, 1993, the Partnership entered into a building loan agreement with the Bank to develop a four-story building in Kaimuki on the island of Oahu, Hawaii ("Kaimuki Plaza"), on land owned by CPB Properties, Inc. During 1992, the Partnership and

CPB Properties, Inc. entered into a lease agreement effective from January 1, 1993 to December 31, 2047. The loan agreement called for the Partnership to borrow up to $12.2 million for the Kaimuki Plaza. The outstanding balance at December 31, 1995 was $11,300,000. All loans related to the Company's headquarters and Kaimuki Plaza are priced at 0.75% above LIBOR. The weighted average interest rate on these loans was 6.636% at December 31, 1995.

         Management of the Company believes that the terms of such loans are as favorable as could be negotiated with unaffiliated third parties.

      RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         KPMG Peat Marwick LLP has audited the Company's consolidated financial statements since the Company's inception in 1982 and has been the independent accountants for the Bank since 1975.
Accordingly, the Board of Directors has appointed KPMG Peat
Marwick LLP as the Company's independent accountants for the fiscal year ending December 31, 1996 and the shareholders are being asked to ratify such appointment. Representatives of KPMG
Peat Marwick LLP will be present at the Meeting to respond to appropriate questions and will have an opportunity to make a statement if they desire to do so.

         Audit services of KPMG Peat Marwick LLP for fiscal year 1995 included the audit of the consolidated financial statements and audits of certain employee benefit plans of the Bank.

         All services provided to the Company and the Bank by KPMG Peat Marwick LLP were approved in advance or ratified by the Company's and Bank's Boards of Directors, and the possible effect on the independence of KPMG Peat Marwick LLP by rendering such services was considered. All professional services rendered by KPMG Peat Marwick LLP during 1995 were furnished at customary rates and terms.

         The affirmative vote of the holders of at least a majority of the outstanding shares of the Company's Common Stock represented and entitled to vote at the Meeting will be required for passage of this proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS
PROPOSAL.

                            OTHER BUSINESS

         Management knows of no other business that will be presented for consideration at the Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby on such matters in accordance with the recommendation of the Board of Directors.

                        PROPOSALS OF SHAREHOLDERS

         The 1997 Annual Meeting of Shareholders will be held on or about April 22, 1997. Proposals of shareholders intended to be presented at the 1997 Annual Meeting must be received by the Secretary of the Company, Post Office Box 3590, Honolulu, Hawaii
96811, no later than November 18, 1996.

         SHAREHOLDERS MAY OBTAIN WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K INCLUDING FINANCIAL STATEMENTS REQUIRED TO BE FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934 FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995 BY WRITING TO AUSTIN Y. IMAMURA, VICE PRESIDENT AND SECRETARY, CPB INC., POST OFFICE BOX 3590, HONOLULU, HAWAII 96811.

Dated:  March 25, 1996.

                                                       CPB INC.

                                                       (signed)
                                                       Joichi Saito
                                                       Chairman of the Board and
                                                       Chief Executive Officer

                                                     CPB INC.
                                          Annual Meeting of Shareholders
                                             To Be Held April 23, 1996

                  This Proxy is solicited on behalf of the Board of Directors

         The undersigned shareholders of CPB Inc. (the "Company") hereby nominate, constitute and appoint Messrs. Paul Devens, Joichi Saito and Austin Y. Imamura, or any one of them, each with full power of substitution, as the lawful attorneys, agents and proxies of the undersigned, for the Annual Meeting of Shareholders of CPB Inc. ("Annual Meeting") to be held on the third floor of the Central Pacific Plaza Building, 220 South King Street, Honolulu, Hawaii 96813, on Tuesday, April 23, 1996 at 10:00 a.m., Hawaii time, and at any and all adjournments thereof, to represent the undersigned and to cast all votes to which the undersigned would be entitled to cast if personally present, as follows:

                      IMPORTANT:  Continued and to be signed on reverse side.

_________                                   [X] Please mark
COMMON                                      your votes
                                            as indicated in this example

1.       ELECTION OF DIRECTORS, Class II, Term Will Expire in 1999.

         [ ]   FOR ALL NOMINEES (EXCEPT AS INDICATED TO THE CONTRARY
BELOW)

         [ ]   WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED
BELOW.

         Nominees:  Alice F. Guild, Daniel M. Nagamine and Naoaki
Shibuya

         (Instructions: To withhold authority to vote for any individual nominee, write that nominee's name on the space below.)

________________________________________________________

2. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS. To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent accountants for the fiscal year ending December 31, 1996.

         [ ]   FOR

         [ ]   AGAINST

         [ ]   ABSTAIN

3. OTHER BUSINESS. In their discretion, the Proxy Holders are authorized to transact such other business as may properly come before the meeting and any and all adjournments thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or its Board of Directors.

The Board of Directors recommends a vote "FOR" the election of all nominees for director and "FOR" ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent accountants. If any other business is properly presented at such meeting, this Proxy shall be voted in accordance with the recommendations of the Board of Directors.

The undersigned hereby ratifies and confirms all that said attorneys and Proxy Holders, or any of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at the Annual Meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement accompanying said notice.

Date:  ___________________________________________, 1996

                            _____________________________________
                            Signature

                            _____________________________________
                            Signature if held jointly

Please date this Proxy and sign above as your name(s) appear(s) on this Proxy. Joint owners should each sign personally. Corporate proxies should be signed by an authorized officer. Partnership proxies should be signed by an authorized partner. Personal representatives, executors, administrators, trustees or guardians should give their full titles. This Proxy will be voted "FOR" the election of all nominees unless authority to do so is withheld for all nominees or for any individual nominee. Unless "AGAINST" or "ABSTAIN" is indicated, this Proxy will be voted "FOR" ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent accountants. PLEASE SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE PREPAID ENVELOPE PROVIDED.